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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                               Amendment No. 1 to

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                November 30, 2001
                Date of Report (Date of earliest event reported)


                        Commission file number: 001-16807

                                  ------------

                               ARAMARK CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                                  23-3086414
    (State of Incorporation)             (I.R.S. Employer identification No.)



                                  ARAMARK Tower
                               1101 Market Street
                        Philadelphia, Pennsylvania 19107
                    (Address of principal executive offices)

                         Telephone Number: 215-238-3000


================================================================================

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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 30, 2001 ARAMARK Corporation (the "Company" or "ARAMARK") completed the acquisition of the management services division of The ServiceMaster Company, referred to herein as ServiceMaster Management Services. The aggregate consideration for the transaction is approximately $790 million in cash, subject to post closing adjustments, plus costs of the acquisition.

     ServiceMaster Management Services is a leader in the provision of facility management services in the United States, providing a complete range of facility management services to the healthcare, education and business and industry client sectors. The facility management services provided include custodial services, plant operations and maintenance, groundskeeping, technical support and food services. ServiceMaster Management Services also has operations in Canada and maintains licensing arrangements with local service providers in approximately 25 other countries.

     The Company believes that the acquisition of ServiceMaster Management Services will further enhance its position as a leading provider of outsourced services. The Company believes the acquisition will enable it to strengthen its portfolio of services by broadening its facility services base in the United States and internationally. In addition, the Company believes the acquisition will provide ARAMARK with additional strategic benefits, including opportunities to cross-sell food and support services and other outsourced services to ServiceMaster Management Services' existing clients.

     The Company financed the acquisition and related expenses in an aggregate of approximately $800 million by borrowing approximately an additional $200 million under the Company's senior revolving credit facility and $600 million under a new bridge financing facility with a group of banks. Approximately $350 million of the bridge facility was repaid with a portion of the proceeds from the Company's initial public offering of Class B common stock. The remaining balance of the bridge loan was repaid in April 2002 with a portion of the proceeds from the Company's $300 million 7% senior note offering.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following financial statements, pro forma financial information and exhibits were filed as part of this Report:

          (a) Financial statements of ServiceMaster Management Services pursuant to Rule 3-05 of Regulation S-X were previously filed with this report on December 10, 2001, and are incorporated herein by reference.



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          (b) Pro Forma financial information required pursuant to Article 11 of
     Regulation S-X:

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information for the nine-months ended June 28, 2002 is provided pursuant to Article 11 of Regulation S-X. The unaudited pro forma financial information for the fiscal year ended September 28, 2001 was previously filed with this report on December 10, 2001. The unaudited pro forma financial statements give pro forma effect to the acquisition by ARAMARK of ServiceMaster Management Services for approximately $800 million in cash (the "Acquisition"). The unaudited pro forma consolidated statement of income was prepared as if the Acquisition occurred as of the beginning of ARAMARK's 2001 fiscal year.

     The pro forma adjustments are based upon available information and assumptions that ARAMARK believes are reasonable. The pro forma adjustment to reflect the allocation of the purchase price is based upon the preliminary information currently available, which may be revised, as additional information becomes available. The notes to the unaudited pro forma financial statements provide a more detailed discussion of how such adjustments were derived and presented in the pro forma financial statements. Such financial statements have been compiled from historical financial statements and other information, but do not purport to represent what ARAMARK's financial position or results of operations actually would have been had the transactions occurred on the date indicated, or to project ARAMARK's financial performance for any future period. The pro forma adjustments do not reflect any synergies or other operating benefits that may be realized as ARAMARK integrates ServiceMaster Management Services with its existing operations.

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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                    FOR THE NINE-MONTHS ENDED JUNE 28, 2002
                    (in thousands, except per share amounts)

                                                                ServiceMaster       Pro Forma
                                                                 Management        Adjustments      Pro Forma
                                                  ARAMARK         Services           for the         for the
                                                 Historical      Historical (a)    Acquisition     Acquisition
Sales                                           $ 6,495,808       $ 161,465             $--       $ 6,657,273
Costs and Expenses:
   Cost of services provided                      5,866,113         125,780              --         5,991,893
   Depreciation and amortization                    189,065           3,414           3,213 (b)       195,692
   Selling and general corporate expenses            86,294          21,052              --           107,346
   Other income, net                                (43,695)             --              --           (43,695)
                                                  ---------        --------       ---------         ---------
                                                  6,097,777         150,246           3,213         6,251,236
                                                  ---------        --------       ---------         ---------
   Operating income                                 398,031          11,219          (3,213)          406,037
Interest and other financing costs, net             103,912              --           5,586 (c)       109,498
                                                  ---------        --------       ---------         ---------
   Income before income taxes                       294,119          11,219          (8,799)          296,539
Provision for Income Taxes                          105,733           4,432          (3,432)(d)       106,733
                                                  ---------          ------       ---------         ---------
   Net income                                     $ 188,386        $  6,787       $  (5,367)      $   189,806
                                                  =========        ========       =========         =========
Earnings Per Share

   Basic                                             $ 0.99                                            $ 1.00
   Diluted                                           $ 0.94                                            $ 0.95




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               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

          (a) Represents the unaudited historical income statement of the ServiceMaster Management Services business acquired, for the two months ended November 30, 2001, including the amounts related to the ServiceMaster corporate campus which were also acquired.

          (b) To reflect additional depreciation and amortization related to the tangible and intangible assets acquired, based upon the following weighted average depreciation / amortization periods:

             Property and equipment .............................. 30 Years
             Tradename ...........................................  3 Years
             Contract rights ..................................... 10 Years

          In accordance with the recently issued Statement of Financial Accounting Standard No. 142, goodwill resulting from the acquisition is not amortized.

          (c) To reflect additional interest expense resulting from the acquisition related borrowings. The interest rate on the bridge financing is based on LIBOR plus-1 3/8% or 4.2% (including the syndication fee). The average interest rate on ARAMARK's senior revolving credit facility was 3.1%.

          (d) To reflect the income tax effect resulting form the pro forma adjustments using a statutory tax rate of 39%.

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          (c) Exhibits were previously filed with this report on December 10,
     2001, and are incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 20, 2002

                                        ARAMARK CORPORATION

                                        By: /s/ John M. Lafferty
                                            ---------------------------
                                        Name:   John M. Lafferty
                                        Title:  Senior Vice President,
                                                Controller and Chief
                                                Accounting Officer